Exhibit 10.15

OFFICE LEASE

REALTY INCOME PROPERTIES 14, LLC,

a Delaware limited liability company,
as Landlord,

and

FOUNT THERAPEUTICS, LLC,

a Delaware limited liability company, as Tenant.

EXHIBITS

A	OUTLINE OF PREMISES
B	PLANS FOR LANDLORD’S WORK
C	NOTICE OF LEASE TERM DATES
D	RULES AND REGULATIONS
E	ACH AUTOMATIC PAYMENT AUTHORIZATION
F	INTEIONALLY OMITTED

OFFICE LEASE

This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company (“Landlord”), and FOUNT THERAPEUTICS, LLC, a Delaware limited liability company (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION
DESCRIPTION

TERMS OF LEASE
1.	Date:	April , 2018 (“Effective Date”)

2.	Premises

	2.1 Building	*That certain three (3) story office building containing 55,378 rentable square feet of space located at 11975 El Camino Real, San Diego, California 92130 and known as Carmel Valley Centre I.

	2.2 Premises	3,676 rentable square feet of space located on the first (1st) floor of the Building and commonly known as Suite 101, as further set forth in Exhibit A to this Lease.

3.	Lease Term:

	3.1 Length of Term	Approximately two (2) years.

3.2 Lease Commencement Date
Two (2) weeks following the date by which the Ready for Occupancy Date (as defined in Section 1.1.1 of this Lease) has occurred and Landlord has delivered possession of the Premises to Tenant in the required condition.

3.3 Lease Expiration Date:
The date immediately preceding the twenty-fourth (24) monthly anniversary of the Lease Commencement Date; provided, however. that if the Lease Commencement Date is a date other than the first (1st) day of a month, the Expiration Date shall be the last day of the month which is twenty-four (24) months after the month in which the Lease Commencement Date falls.

4.	Base Rent

4.1 Amount Due:

Lease Year	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot**
One (1)	$147,775.20	$12,314.60	$3.35
Two (2)	$152,186.40	$12,682.20	$3.45

*	Net of electricity, which shall be payable separately pursuant to Section 6.1.2 below.

For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that if the Lease Commencement Date is not the first day of the month, then the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the twelfth month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the last day of the Lease Term (for example, if the Lease Commencement Date is April 15, the first Lease Year will be April 15 through April 30 of the following year, and each succeeding Lease Year will be May 1 through April 30)

	4.2 Rent Payments:	Tenant shall pay ail Rent via ACH transfer by completion of the ACH Automatic Payment Authorization attached hereto as Exhibit E.

5.	Base Year:	Calendar year 2018.

6.	Tenant’s Share:	7%.

7.	Permitted Use:	General office use only consistent with a first-class office building.

8.	Security Deposit:	$12,314.60

9.	Prepaid Rent:	$88,418.83

10.	Parking:	Subject to Article 28, all parking is in the surface lot of the Building, and is available on a first come first serve basis, and is free of charge.

11.	Address of Tenant:	FOUNT THERAPEUTICS, LLC Attn: Stephen Kaldor

(Prior to Lease Commencement Date) FOUNT THERAPEUTICS, LLC 11975 El Camino Real, Suite 101 San Diego, CA 92130 Attn: Stephen Kaldor

(After Lease Commencement Date)

12.	Address of Landlord:	Realty Income Properties 14, LLC Attn: Legal Department 11995 El Camino Real San Diego, CA 92130 Phone Number: *** E-mail Address: ***

13.	Broker:	Newmark of Southern California, Inc., dba Newmark Grubb Knight Frank, on behalf of Landlord and Cushman & Wakefield, on behalf of Tenant.

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1         Premises, Building, Project and Common Areas.

1.1.1      The Premises.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary {the “Premises”). The outline of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises has approximately the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the ‘Building,” as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the “Common Areas,” as that term is defined in Section 1.1.2, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease, Tenant shall accept the Premises and the Building in their “AS-IS” condition as of Ready for Occupancy Date (as defined below), and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease. Notwithstanding the foregoing, subject to Force Majeure and availability of materials, promptly after full execution and delivery of this Lease by Landlord and Tenant, Landlord shall, in accordance with all Laws, in a good and workmanlike manner and using Building-standard materials only, perform the following work in the Premises in accordance with the plans set forth in Exhibit B attached hereto {collectively, “Landlord’s Work”): (i) new paint on the walls of the interior of the Premises; (ii) installation of new flooring throughout the Premises, (iii) refinishing of the millwork in the break room, (iv) installation of dividing wall; (v) installation of a glass door for conference room area; and (vi) removal of a demising wall. The costs associated with the LVT flooring in the entry area and with items (v) and (vi) shall be the responsibility of Tenant and shall be paid by Tenant to Landlord on or before the Effective Date. Upon substantial completion of Landlord’s Work, Landlord shall notify Tenant, and the Premises shall be deemed ready for Tenant’s possession the first business day following the delivery of Landlord’s notice to Tenant (“Ready for Occupancy Date”). Landlord shall deliver the Premises to Tenant with Landlord’s Work substantially complete and otherwise in good, vacant, broom clean condition, with all Building systems in good working order, and in compliance with all Laws. Tenant’s acceptance of the Premises shall not be deemed a waiver of Tenant’s right to have defects in Landlord’s Work repaired at no cost to Tenant. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable.

1.1.2      The Building and The Project; Common Areas. The Premises are a part of the building set forth in Section 2.1 of the Summary (the “Building”). The term “Project,” as used in this Lease, shall mean (i) the Building, (ii) the Common Areas, (iii) the building located at 11995 El Camino Real, San Diego, CA 92130, and (iv) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Building and Common Areas and immediately adjacent thereto that serve the remainder of the Project. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas are collectively referred to herein as the “Common Areas”). The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make, or as otherwise may pertain to the Building or the Project, from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas. Notwithstanding the foregoing, Landlord’s operation and4.3.2 Reality Income Lease_2018-04-27.pdf - Page 7 maintenance of the Common Areas and any rules, regulations and restrictions affecting the Common Areas shall not unreasonably interfere with Tenant’s use of the Premises or Tenant’s parking rights and shall not materially increase the obligations or decrease the rights of Tenant under this Lease

1.2         Stipulation of Rentable Square Feet of Premises and Building.  Landlord and Tenant hereby stipulate to the “rentable square feet” of the Building and Premises as set forth in Sections 2.’1 and 2.2 of the Summary, and agree that the rentable square feet of the Premises and the rentable square feet of the Building shall not be subject to remeasurement or modification for purposes of this Lease.

ARTICLE 2

LEASE TERM

2.1         Lease Term.  The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent; provided, however, Tenant shall not be required to maintain the Premises or indemnify Landlord with respect to the Premises until the date Landlord delivers possession of the Premises to Tenant, subject, however, to Section 2.2 below. The term of this Lease (the “Lease Term”) shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the “Lease Commencement Date”), and shall terminate on the date determined in accordance with Section 3.3 of the Summary (the ‘Lease Expiration Date”) unless this Lease is sooner terminated or extended as hereinafter provided. This Lease shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage, resulting from Landlord’s inability to deliver the Premises to Tenant by any particular date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

2.2         Tenant’s Entry Into the Premises Prior to Ready for Occupancy Date. Provided that Tenant and its agents do not interfere with Landlord’s Work in the Premises (and any such interference constituting a basis for a Tenant-caused delay to the Ready for Occupancy Date), Tenant shall be granted access to the Premises approximately fourteen (14) days prior to the Ready for Occupancy Date for the sole purpose of Tenant’s installing telecommunications wiring and equipment in the Premises and otherwise preparing the Premises for occupancy. Prior to Tenant’s entry into the Premises as permitted by the terms of this Section 2.2, Tenant shall submit evidence of insurance reasonably satisfactory to Landlord and a schedule to Landlord for its approval, which schedule shall detail the timing and purpose of Tenant’s entry. Without limiting any other indemnity under this Lease, Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons to the extent caused by Tenant’s actions pursuant to this Section 2.2. Tenant may not conduct business in the Premises in connection with Tenant’s entry rights pursuant to this Section 2.2.

2.3        Option to Extend. Landlord hereby grants the Tenant one (1) option (“Option”) to extend the initial Lease Term for the entire Premises for a period of two (2) years (“Option Term”), which Option shall be exercisable only by written notice delivered by Tenant to Landlord as set forth below. The rights contained in this Section 2.2 shall be personal to the original Tenant named in this Lease and any Permitted Transferee (as defined below) and may only be exercised by such Tenant and such Permitted Transferee (and not any other assignee. sublessee or other transferee of such Tenant’s interest in this Lease).

2.3.1     Option Rent. The rent payable by Tenant during the Option Term (“Option Rent”) shall be equal to the then “Market Rent” (as hereinafter defined), but in no event shall the Option Rent be less than the amount Tenant is obligated to pay under this Lease on the month immediately preceding the Option Term for monthly Base Rent, including all escalations, Direct Expenses, Additional Rent and other charges. “Market Rent” shall mean the applicable Base Rent, including all escalations, Direct Expenses, Additional Rent and other charges, at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-encumbered, space comparable in size, location and quality to the Premises in renewal transactions for a term comparable to the Option Term, which comparable space is located in office projects comparable to the Project on El Camino Real and High Bluff Drive in the Del Mar Heights area of San Diego, taking into consideration the value of the existing improvements in the Premises to Tenant, as compared to the value of the existing improvements in such comparable space, with such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant.

2.3.2      Exercise of Option. The Option shall be exercised by Tenant only in the following manner: (i) Tenant is the original tenant that executed this Lease or a Permitted Transferee; (ii) Tenant shall not be in default beyond applicable notice and cure periods on the delivery date of the Interest Notice and Tenant’s Acceptance (as defined below), and shall have not previously been in default beyond applicable notice of cure periods more than twice during the Lease Term; (iii) Tenant shall deliver written notice (“Interest Notice”) to Landlord not more than nine (9) months, nor less than six (6) months prior to the expiration of the initial Lease Term stating that Tenant is interested in exercising the option; (iv) within fifteen (15) business days of Landlord’s receipt of the Interest Notice, Landlord shall deliver notice (“Option Rent Notice”) to Tenant setting forth the Option Rent; and (v) if Tenant desires to exercise such Option, Tenant shall provide Landlord written notice within five (5) business days after receipt of the Option Rent Notice (“Tenant’s Acceptance”) and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent determined by Landlord. If Tenant exercises the option to extend but objects to the Option Rent contained in the Option Rent Notice, the Option Rent shall be determined as set forth in below. Tenant’s failure to deliver the Interest Notice or Tenant’s Acceptance on or before the dates specified above shall be deemed to constitute Tenant’s election not to exercise such Option. If Tenant timely and properly exercises the Option, the initial Lease Term shall be extended for the Option Term upon all of the terms and conditions set forth in this Lease, except that the rent for the Option Term shall be as indicated in the Option Rent Notice or as determined as set forth below, as applicable.

In the event Tenant exercises the Option but objects to Landlord’s determination of the Option Rent concurrently with its exercise of the Option, Landlord and Tenant shall attempt to agree in good faith upon the Option Rent. If Landlord and Tenant fail to reach agreement within twenty-one (21) days following Tenant’s Acceptance (the “Outside Agreement Date”), then each party shall make a separate determination of the Option Rent, within five (5) business days after the Outside Agreement Date, concurrently exchange such determinations and such determinations shall be submitted to arbitration in accordance with the following:

(a)        Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of commercial high-rise properties in the Del Mar Heights area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord’s or Tenant’s submitted Option Rent is the closest to the actual Option Rent, as determined by the arbitrators, taking into account the requirements of this Section 2.3. Each such arbitrator shall be appointed within ten (10) days after the applicable Outside Agreement Date.

(b)      The two (2) arbitrators so appointed shall within five (5) business days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c)        The three (3) arbitrators shall within fifteen (15) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Option Rent and shall notify Landlord and Tenant thereof.

(d)        The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e)         If either Landlord or Tenant fails to appoint an arbitrator within ten (10) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator’s decision shall be binding upon Landlord and Tenant.

(f)        If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the Option Rent to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instruction set forth in this Section 2.3.

(g)         The cost of arbitration shall be paid by Landlord and Tenant equally.

ARTICLE 3

BASE RENT

3.1        Tenant shall pay, without prior notice or demand, to Landlord as set forth in Section 4.2 of the Summary, or, at Landlord’s option, at such other place as Landlord may from time to time designate in writing, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant’s execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

3.2         Prepaid Base Rent.  Notwithstanding anything contained herein to the contrary, Tenant shall, prior to the Effective Date, deposit with Landlord, the sum of EIGHTY-EIGHT THOUSAND FOUR HUNDRED EIGHTEEN AND 83/100 DOLLARS ($88,418.83) (“Prepaid Base Rent”). The Prepaid Base Rent shall be applied to the Base Rent for months one (1) and nineteen (19) through twenty-four (24) until such funds have been fully expended.

ARTICLE 4

ADDITIONAL RENT

4.1         General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay “Tenant’s Share” of the annual “Direct Expenses,” as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the “Base Year:” as that term is defined in Section 4.2.1, below; provided, however, that in no event shall (i) Operating Expenses included in Direct Expenses for any Expense Year be less than the amount of Operating Expenses included in Direct Expenses for the Base Year, (ii) Tax Expenses included in Direct Expenses for any Expense Year be less than the amount of Tax Expenses included in Direct Expenses for the Base Year, and (iii) Tenant be entitled to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent”, and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable beginning the second Lease Year and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2        Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1       “Base Year” shall mean the period set forth in Section 5 of the Summary.

4.2.2       “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.3      “Expense Year” shall mean each calendar year in which any portion of the Lease Term fails, through and including the calendar year in which the Lease Term expires.

4.2.4      “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Building, or any portion thereof, together with the Building’s Share of all costs and expenses for the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project The “Building’s Share” shall mean a fraction, the numerator of which is the rentable square footage of the Building and the denominator of which is the rentable square footage of all of the buildings in the Project. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord or the property manager of Landlord in connection with the Project in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Project and/or the Building; (iv) the cost of landscaping, relamping, all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the parking areas servicing the Project; (vi) fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance or security of the Project, and employer’s Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord provide services for more than one project of Landlord, then a prorated portion of such employees’ wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Project; (vii) payments under any equipment rental agreements and the fair rental value any management office space and the cost of furnishings in such management office space; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in Common Areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost), over the useful life of the item in question as reasonably determined by Landlord in accordance with generally accepted accounting principles, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, (B) which are replacements or modifications of nonstructural items located in the Project required to keep the Project in good order or condition, or (C) that are required under any governmental law or regulation; provided however, that any capital expenditure shall be amortized with interest over the lesser of its useful life (as determined pursuant to subpart xii, above) or, if applicable, the period of time in which the savings from such capital expenditure is equal to or greater than the cost of the capital expenditure, as Landlord shall reasonably determine; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.5, below; and (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building. Notwithstanding anything to the contrary herein, “Operating Expenses” shall not include and Tenant shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following: (a) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the Project (outside of a tenant’s Direct Cost payments), or otherwise to the extent so reimbursed; (b) costs to correct any construction defect in the Premises or the Project or costs incurred to upgrade the Project to comply with any covenant, condition, restriction, underwriter’s requirement or Law applicable to the Premises or the Project on the Lease Commencement Date; (c) earthquake insurance deductibles in excess of one (1) months’ Base Rent per instance; (d) costs incurred in connection with the presence of any hazardous material existing at the Project as of the Lease Commencement Date or brought onto the Project thereafter by Landlord or another tenant of the Project; (e) expense reserves; (f) costs of structural repairs to the Building; (g) costs which could properly be capitalized under generally accepted accounting principles, except to the extent explicitly set forth in subparts xii and xiii, above; (h) costs for services not provided to Tenant under this Lease or of a nature that are payable directly by Tenant under this Lease; and (i) any fee, profit or compensation paid or retained by Landlord or its affiliates for management and administration of the Project in excess of 3% of Rent.

  If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. if the Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord may elect to make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, acts of war or terrorism, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, acts of war or terrorism, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements. However, if any such extraordinary circumstance continues to exist in any year following the Base Year, then such increase shall be excluded from Operating Expenses for such year.

4.2.5       Taxes.

4.2.5.1  “Tax Expense” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Building and the Common Areas and land located in the tax parcel within which the Building is located, or any portion thereof.

4.2.5.2  Intentionally omitted.

4.2.5.3  Any costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Except as set forth in Section 4.2.5.4, below, refunds of Tax Expenses shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Tax Expenses included by Landlord as Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.5 (except as set forth in Section 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to Operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease. In addition, notwithstanding anything to the contrary herein, neither Tax Expenses nor Operating Expenses shall include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term; (b) imposed on land and improvements other than the Project; (c) resulting from the improvement of any of the Project for the sole use of other occupants; or (d) resulting from Landlord’s failure to timely pay taxes.

4.2.5.4  Intentionally omitted.

4.2.6      “Tenant’s Share” shall mean the percentage set forth in Section 6 of the Summary

4.3         Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Building and Project among different portions or occupants of the Building and Project, including retail and office areas (the “Cost Pools”), in Landlord’s reasonable discretion. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

4.4        Calculation and Payment of Additional Rent. If for any Expense Year following the Base Year, Tenant’s Share of Direct Expenses for such Expense Year exceeds Tenant’s Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the “Excess”). If for any Expense Year following the Base Year, Tenant’s Share of Direct Expenses for such Expense Year is less than Tenant’s Share of Direct Expenses for the Base Year, then Tenant shall not be entitled to any refund.

4.4.1      Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant within six (6) months following the end of each Expense Year, a statement (the “Statement”) which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall, with respect to each Expense Year following the Base Year, indicate the amount of the Excess. Upon receipt of the Statement for each Expense Year, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due or within thirty (30) days, whichever is later, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Excess,” as that term is defined in Section 4.4.2, below. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired, and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall immediately pay to Landlord such amount. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

4.4.2      Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement for each Expense Year following the Base Year (the “Estimate Statement”), which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the “Estimated Excess”) as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due or within thirty (30) days, whichever is later, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts already paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant. Notwithstanding anything to the contrary herein, Tenant’s obligation to pay the Estimated Excess and the Excess shall not commence until the first day of the second Lease Year.

4.4.3     Audit Right. Within one hundred twenty (120) days after receipt of a Statement by Tenant (“Review Period”), if Tenant disputes the amount set forth in the Statement, Tenant’s employees or an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm and is not compensated on a contingency fee basis), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord’s records (pertaining to Landlord’s calculation of Direct Expenses) at Landlord’s offices, provided that Tenant is not then in default after expiration of all applicable cure periods and provided further that Tenant and such employees or accountant shall execute Landlord’s standard confidentiality agreement agreeing to keep all information contained in Landlord’s records, as well as the results of the certification described below, in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord’s records one (1) time during any twelve (12) month period. Tenant’s failure to dispute the amounts set forth in any Statement within the Review Period shall be deemed to be Tenant’s approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, Landlord and Tenant shall attempt in good faith to resolve such dispute. If Landlord and Tenant cannot resolve such dispute within thirty (30) days of Landlord’s receipt of Tenant’s dispute notice, then a certification as to the proper amount shall be made, at Tenant’s expense, by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm. However, if such certification by the accountant proves that the total amount of Direct Expenses set forth in the Statement were overstated by more than five percent (5%), then the reasonable cost of the accountant and such certification shall be paid for by Landlord. Promptly following the resolution of the dispute or receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification. Landlord shall not be liable for the payment of any contingency fee payments to any accountant, auditor or consultant of Tenant. The provisions of this Section shall be the sole method to be used by Tenant to dispute the amount of Direct Expenses.

4.5         Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1     Tenant shall be liable for and shall pay at least ten (10) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2      If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

4.5.3      Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the parking facilities for the Project; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

ARTICLE 5

USE OF PREMISES

5.1          Permitted Use. Tenant shall use the Premises solely for general office purposes consistent with the character of the Building as a first-class office building and Tenant shall not use or permit its employees, agents or contractors to use the Premises or the Project for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

5.2         Prohibited Uses. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; (vi) communications firms such as radio and/or television stations, or (vii) an executive suites subleasing business or operation. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any of its employees, agents, or contractors to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D attached hereto, as the same may be reasonably and non-discriminatorily amended by Landlord from time to time, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit its employees, agents, or contractors to do anything in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit its employees, agents, or contractors to cause or maintain any nuisance in, on or about the Premises. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project and any rules, regulations and restrictions contained therein or promulgated thereunder; provided the same do not unreasonably interfere with Tenant’s use of the Premises as permitted under this Lease.

ARTICLE 6

SERVICES AND UTILITIES

6.1         Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

6.1.1      Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises from 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 8:00 A.M. to 1:00 P.M. (collectively, the “Building Hours”), except for the date of observation of New Year’s Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord’s discretion, other locally or nationally recognized holidays (collectively, the “Holidays”). Tenant hereby acknowledges and agrees that Tenant shall be charged Landlord’s standard rate for any heating, ventilation and/or air conditioning provided to the Premises outside of Building Hours; Landlord’s current standard rate is $30.00/hour per zone.

6.1.2      Landlord shall provide commercially reasonable adequate electrical wiring and facilities for normal general office use and electricity at levels consistent with normal general office use, as reasonably determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises. To the extent reasonably determined by Landlord to be practicable, all such electricity (including, without limitation, electricity in order to power the heating, ventilation and air conditioning system serving the Premises), shall be separately metered or submetered at Landlord’s expense and Tenant shall make payment directly to the entity providing such electricity to the Premises if such separate meters are installed. If, however, separate meters are not installed and the Premises are submetered or are jointly metered, then Landlord shall determine and Tenant shall pay the amount reasonably determined by Landlord to be Tenant’s equitable share of the monthly charge for such electricity, as Additional Rent. If electricity is separately metered to the Premises, Landlord shall have the right to require Tenant to provide Landlord with copies of the electricity bills within ten (10) days after Landlord’s written request. In addition, Tenant authorizes Landlord to obtain copies of the electricity bills directly from the electricity provider, and Tenant authorizes the electricity provider to provide the electricity bills and related usage information directly to Landlord without Tenant’s consent. Within ten (10) days after Landlord’s request, Tenant shall execute and deliver to Landlord an agreement provided by Landlord authorizing the electricity provider to provide to Landlord the electricity bills and other information relating to Tenant’s energy usage at the Premises.

6.1.3      Landlord shall provide city water from the regular Building outlets for drinking, lavatory, kitchenette (if applicable) and toilet purposes in the Common Areas and Premises (if applicable).

6.1.4      Landlord shall provide janitorial services to the Premises five (5) days per week, except on the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

6.1.5      Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, except on Holidays, and shall have one elevator available at all other times.

6.1.6       Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

 Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems

6.2         Overstandard Tenant Use. Tenant shall not, without Landlord’s prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may materially affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. if Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, or if Tenant shall install and/or operate in the Premises any equipment which shall have an electrical consumption greater than that of normal general office equipment, or which, consistent with the practices of the landlords of comparable first-class office buildings located in the vicinity of the Building, are considered to be high electricity consumption equipment, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, at the rates charged by the public utility company furnishing the same, including the cost of such additional metering devices. Tenant’s use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as appropriate, of Tenant’s desired use in order to supply such utilities, and Landlord shall supply such utilities to Tenant at the hourly cost set forth in Section 6.1.1, above (which shall be treated as Additional Rent).

6.3         Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever or by any other cause, Force Majeure or otherwise, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

6.4         24 Hour Access. Tenant shall, subject to Landlord’s reasonable security requirements, Force Majeure, repairs and other de minimus interruptions, have access to the Premises twenty-four (24) hours per day, seven (7) days per week.

ARTICLE 7

REPAIRS

Tenant shall, at Tenant’s own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements, fixtures and furnishings therein, in the order, repair and condition received at all times during the Lease Term. In addition, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord’s option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises in accordance with Article 27, at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. Notwithstanding anything to the contrary herein, Landlord shall perform and construct, and Tenant shall have no obligation to perform or construct, any repair, maintenance, or improvements which are required to be treated as a “capital expenditure” under generally accepted accounting principles except to the extent the same is required due to the negligence or willful misconduct of Tenant or its agents, employees, contractors or invitees (subject, however, to Section 10.5).

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1         Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building.

8.2        Manner of Construction.  Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only licensed contractors, subcontractors, materials, mechanics and materialmen with commercially reasonable rates selected by Tenant from a list provided by Landlord with respect to certain trades, and if Landlord has no such list for the applicable trade, then such licensed contractors, subcontractors, materials, mechanic’s and materialmen selected by Tenant and reasonably approved by Landlord, and the requirement that all Alterations conform in terms of quality and style to the building’s standards established by Landlord. If such Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord’s rules and regulations concerning such hazardous materials or substances. Landlord’s approval of the plans, specifications and working drawings for Tenant’s Alterations shalt create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all Laws. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of San Diego, all in conformance with Landlord’s construction rules and regulations and the plans and specifications previously approved by Landlord. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the Building or Common Areas, then Landlord shall, at Tenant’s expense, make such changes to the Building or Common Areas. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to, Landlord’s request, deliver to the Project management office a reproducible copy of the “as-built” drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

8.3         Payment for Improvements. If payment is made directly to contractors, Tenant shall comply with Landlord’s requirements for final lien releases and waivers in connection with Tenant’s payment for work to contractors. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord’s involvement with such work (not to exceed 3% of the hard costs of such work).

8.4         Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries “Builder’s All Risk” insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5        Landlord’s Property.  All Alterations, improvements, fixtures, and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord. Landlord may, however, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease require Tenant, at Tenant’s expense, to remove any Alterations or improvements in the Premises and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to the condition that existed prior to such Alteration. Notwithstanding the foregoing, Tenant, as part of its request for Landlord’s consent to such Alterations may request Landlord’s designation as to whether Landlord will require such removal and repair. In the event Tenant makes such a request, Landlord shall make such designation at the time of Landlord’s consent. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises, and return the affected portion of the Premises to the condition that existed prior to such Alteration, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished, or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project, Building and Premises.

ARTICLE 10

INSURANCE

10.1       Indemnification and Waiver. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises or Project from any cause whatsoever and agrees that Landlord, its subsidiaries and affiliates, and their respective partners, subpartners, officers, agents, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any injury to persons or any damage to property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys’ fees) incurred in connection with or arising from any cause in, on or about the Premises, any violation of any of the requirements, ordinances, statutes, regulations or other laws, including, without limitation, any environmental laws, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term; provided that the terms of the foregoing indemnity shall not apply to the negligence, willful misconduct, or violation of this Lease by the Landlord Parties_ Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers’, accountants’ and attorneys’ fees. Further, Tenant’s agreement to indemnify Landlord pursuant to this Section 10.1 is not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant’s indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination

10.2     Tenant’s Compliance With Landlord’s Fire and Casualty Insurance.  Tenant shall, at Tenant’s expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or particular use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase_ Tenant, at Tenant’s expense shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3       Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

10.3.1   Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant’s operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than the foregoing limits (which may be satisfied by a combination of primary, excess and umbrella policies):

Bodily Injury and	$1,000,000 each occurrence
Property Damage Liability	$2,000,000 annual aggregate

Personal Injury Liability	$1,000,000 each occurrence
$2,000,000 annual aggregate

10.3.2   Special Form (Causes of Loss) Property Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, and (ii) all Alterations performed by or on behalf of Tenant (other than Landlord’s Work). Such insurance shall be for the full replacement cost (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

10.3.3   Worker’s Compensation or other similar insurance pursuant to all applicable state and local statutes and regulations, and Employer’s Liability insurance with limits of not less than $1,000,000 combined single limit for bodily injury and property damage.

Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, the insurance required to be carried by Tenant pursuant to this Article 10.

10.4       Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, Landlord’s lender, and any other party Landlord so specifies, as an additional insured, including Landlord’s managing agent, if any (with respect to Tenant’s Commercial General Liability Insurance only); (ii) specifically cover the liability assumed by-Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-11/11 in Best’s Insurance Guide or which is otherwise reasonably acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims arising within, on or about the Premises and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; (vi) contain a cross-liability endorsement or severability of interest clause reasonably acceptable to Landlord; and (vii) provide that said insurance shall not be canceled or coverage reduced below the amounts required herein unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver copies of such policies (or at Landlord’s option, certificates thereof) to Landlord or Landlord’s designee on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.5       Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such loss is the result of a risk insurable under policies of property damage insurance. Notwithstanding anything to the contrary in this Lease, the parties each hereby waive and release all rights and claims against each other and their respective agents, employees, successors, assignees and subtenants for losses or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by all risk property insurance, without regard to the negligence of the entity so released, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder. All of Landlord’s and Tenant’s repair and indemnity obligations under this Lease shall be subject to the waiver contained in this paragraph.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1       Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. The “Base Building” shall consist of the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the or floors on which the Premises are located. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant with respect to Alterations installed by or on behalf of Tenant in the Premises (other than the Landlord’s Work) under Tenant’s insurance required under Article 10 of this Lease, and Landlord shall repair any injury or damage to the Premises and shall return the Premises to their original condition; provided that if the cost to repair the Alterations installed by or on behalf of Tenant in the Premises (other than the Landlord’s Work) exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the amount of such excess cost shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage. Landlord shall not be liable for any inconvenience or annoyance to Tenant its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant’s occupancy, Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand), notwithstanding Section 10.5 to the contrary.

11.2      Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if (a) the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within ninety (90) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord’s insurance policies; or (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; or (v) the damage occurs during the last twelve (12) months of the Lease Term.

11.3      Tenant Termination of Rights. Within sixty (60) days after the date Landlord learns of the necessity for repairs as a result of damage to the Premises, Landlord shall notify Tenant (“Damage Repair Estimate”) of Landlord’s estimated assessment of the period of time in which the repairs will be completed. If Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and the Damage Repair Estimate indicates that repairs cannot be completed within one hundred twenty (120) days after the casualty, Tenant may elect, not later than thirty (30) days after Tenant’s receipt of the Damage Repair Estimate, to terminate this Lease by written notice to Landlord effective as of the date Landlord receives such notice. Furthermore, if the repairs are not actually completed as of the later to occur of (i) the last day of such one hundred eighty (180) day period, or (ii) the last day of the time period specified for the completion of such repairs in the Damage Repair Estimate, Tenant shall have the right to terminate this Lease, by notice to Landlord (the “Damage Termination Notice”). Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the termination for a period ending thirty (30) days by delivering to Tenant, within five (5) business days of Landlord’s receipt of the Damage Termination Notice, a certificate of Landlord’s contractor responsible for the repair of the damage certifying that it is such contractor’s good faith judgment that the repairs shall be substantially completed within thirty (30) days after Landlord’s receipt of the Damage Termination Notice. If repairs shall be substantially completed prior to the expiration of such thirty (30) day -18- period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty (30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period.

11.4       Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

ARTICLE 13

CONDEMNATION

If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1       Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encunnb4r, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and an executed copy of all documentation effectuating the proposed Transfer, including all operative documents to evidence such Transfer and all agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord’s standard Transfer consent documents in connection with the consent to such Transfer, and provided further that the terms of the proposed Transfer shall provide that such proposed Transferee shall not be permitted to further assign or sublease its interest in the Subject Space and/or Lease unless such Transfer is in accordance with the provisions of this Article 14, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord (which costs and fees shall not to exceed $3,000.00, in the aggregate, for each proposed Transfer), within thirty (30) days after written request by Landlord.

14.2       Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1    The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

14.2.2     The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3     The Transferee is either a governmental agency or instrumentality thereof;

14.2.4    The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5     The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease, or

14.2.6    Landlord has suitable space available in the Building and either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is negotiating with Landlord to lease space in the Project at such time, or (iii) has negotiated with Landlord during the three (3)-month period immediately preceding the Transfer Notice.

If Landlord consents to. any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14A of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Subject Space, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee; provided, however, the foregoing shall not apply if a court of competent jurisdiction determines that Landlord has acted in bad faith. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses (including attorneys’ fees), causes of action and proceedings involving any third party (including without limitation Tenant’s proposed subtenant or assignee) who claims it was damaged by Landlord’s wrongful withholding or conditioning of Landlord’s consent.

14.3       Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee in any particular calendar month. “Transfer Premium” shall mean all rent, additional rent or other consideration paid by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations ang improvements to the Premises in connection with the Transfer, (ii) any market rate, third party brokerage commissions in connection with the Transfer, and (iii) any legal fees in connection with the Transfer. “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer

14.4      Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant requests to Transfer of all or substantially all of the Premises for all or substantially all of the remaining Lease Term, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any such Transfer Notice, to recapture the Subject Space the remainder of the Lease Term. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer (or at Landlord’s option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, Tenant’s Share shall be recalculated in accordance with Section 4.2.6, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

14.5       Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. In no event shall any Transferee assign, sublease or otherwise encumber its interest in this Lease or further sublet any portion of the Subject Space, or otherwise suffer or permit any portion of the Subject Space to be used or occupied by others, except, in each case, in accordance with this Article 14. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s costs of such audit.

14.6       Intentionally deleted.

14.7      Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default beyond applicable notice and cure periods under this Lease, Landlord is hereby irrevocably authorized, as Tenants agent and attorney-En-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing ail obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person.

14.8      Permitted Transfers. Notwithstanding anything to the contrary herein, Tenant may, without Landlord’s prior written consent (1) permit the occupancy or use of the Premises by any entity controlling, controlled by or under common control with Tenant (an “Affiliate”), and (2) sublet the Premises or assign this Lease to (a) an Affiliate of Tenant, (b) an entity related to Tenant by merger, consolidation or reorganization, or (c) a purchaser of all or substantially all of Tenant’s assets (each, a “Permitted Transfer” to a “Permitted Transferee”) provided that (i) Tenant notifies Landlord of any such occupancy, assignment or sublease prior to the effective date thereof and promptly supplies Landlord with any documents or information requested by Landlord regarding such occupancy, assignment or sublease or such Affiliate (including, in the event of an assignment, evidence of the assignee’s assumption of Tenant’s obligations under this Lease), (ii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iii) such occupancy, assignment or sublease does not cause Landlord to be in default under any lease at the Project, (iv) with respect to an assignment only, the net worth of such Affiliate is at least equal to the net worth of Tenant as of the date immediately preceding the Transfer, and (v) with respect to a subletting only, Tenant and such Affiliate execute Landlord’s standard consent to sublease form. The provisions of this Section 14.8 shall not be available to any assignee or sublessee of Tenant’s interest in this Lease, unless such Transferee obtained its interest in this Lease pursuant to the provisions of this Section 14.8. In no event shall Tenant be released from liability in connection with any assignment or sublease to and Affiliate pursuant to this Section 14.8. For the avoidance of the doubt, the profit sharing and recapture provisions of Sections 14.3 and 14.4 above shall not apply to a Permitted Transfer.

ARTICLE 15

SURRENDER OF PREMISES, OWNERSHIP AND
REMOVAL OF TRADE FIXTURES

15.1      Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated_ The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2       Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are not specifically made the responsibility of Tenant hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions, cabling installed by or at the request of Tenant, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be “at-will” only, and shalt not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to 150% of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such “at-will” tenancy shall be subject to every other applicable term, covenant and agreement contained herein. For purposes of this Article 16, a holding over shall include Tenant’s remaining in the Premises after the expiration or earlier termination of the Lease Term. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

Tenant agrees periodically to furnish within ten (10) business days after so requested by Landlord, any ground lessor or the holder of any mortgage or security agreement covering the Project, the Building, the Premises or any interest of Landlord therein or any proposed lender or purchaser thereof, a certificate signed by Tenant certifying such matters with respect to this Lease and Tenant’s occupancy of the Premises as may be reasonably required by any such parties. Any such certificate may be relied upon by the requesting party(ies). The failure of Tenant to timely execute and deliver such estoppel certificate shall constitute an acceptance of the Premises and an acknowledgement by Tenant that statements included in the estoppel certificate are true and correct, without exception.

ARTICLE 18

SUBORDINATION

18.1       In General. Tenant covenants and agrees that this Lease is subject and subordinate to any mortgage, deed of trust, ground lease and/or security agreement which may now or hereafter encumber the Project, the Building, the Premises or any interest of Landlord therein and/or the contents of the Building, and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and/or extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any owner or holder of any such ground lease, mortgage, deed of trust or security agreement. In confirmation of such subordination, at Landlord’s request, Tenant shall execute promptly any appropriate certificate or instrument that Landlord may request. Notwithstanding the foregoing, the owner or holder of any such ground lease, mortgage, deed of trust or security agreement may elect, in its sole and absolute discretion, to subordinate the lien of such ground lease, mortgage, deed of trust or security agreement to this Lease. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, deed of trust or security agreement, or a deed in lieu thereof, or if any ground lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor) (“Successor Landlord”), if so requested to do so by such Successor Landlord, and to recognize such Successor Landlord as the Landlord under this Lease, provided such Successor Landlord shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Upon request by such Successor Landlord, whether before or after the enforcement of its remedies, Tenant shall execute and deliver an instrument or instruments confirming and evidencing the attornment herein set forth.

18.2      Mortgagee Protection Clause. Tenant shall give the .owners or holders of any ground lease, mortgage, deed of trust or security agreement (“Lienholder”), by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or Lien holder previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of Lien holder. Tenant further agrees that if Landlord fails to cure such default within the time provided for in Section 19.5 of this Lease, then prior to exercising any remedy against Landlord, Tenant shall provide written notice of such failure to Lien holder and Lienholder shall have an additional thirty (30) days within which to cure the default. Lienholder shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lienholder agrees or undertakes otherwise in writing. If the default cannot be cured within the additional thirty (30) day period, then Lienholder shall have such additional time as may be necessary to effect the cure if, within the thirty (30) day period, Lienholder has commenced and is diligently pursuing the cure (including without limitation commencing foreclosure proceedings if necessary to effect the cure).

ARTICLE 19

DEFAULTS; REMEDIES

19.1       Events of Default. The occurrence of any of the following shall constitute a default and an “event of default” of this Lease by Tenant:

19.1.1    Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due; provided, however, for one (1) time during any twelve (12) consecutive month period, if any payment of Rent or any other charge is not received when due. Landlord shall notify Tenant in writing (a “Late Notice”), and Tenant shall have five (5) days from the date of receipt of the Late Notice to make full payment of the rent. If the late Rent or other charge is not paid within the five (5) day period, or if any subsequent Rent or other charge during that twelve (12) consecutive month period is not received when due after Landlord has delivered to Tenant the Late Notice as hereinabove required, then Tenant shall be in default of this Lease; or

19.1.2    Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default or

19.1.3    The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than five (5) business days after notice from Landlord.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

19.2       Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies. each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1    Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following: (i) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, unamortized brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1 (i) and (ii) above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2    Landlord shal1•have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3    Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof

19.2.4     Form of Payment After Default. For three (3) months following the occurrence of a monetary event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier’s or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

19.3      Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

19.4       Landlord Default. Landlord shall not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after receipt of written notice to Landlord (and any Lien holder as provided in Section 18.2) from Tenant specifying in detail Landlord’s failure to perform; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

SECURITY DEPOSIT

Concurrent with Tenant’s execution of this Lease, Tenant shalt deposit with Landlord a security deposit (the “Security Deposit”) in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults beyond applicable notice and cure periods with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, without notice to Tenant, Landlord may, but shall not be required to, apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default; and, Tenant shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within thirty (30) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute, it being agreed that Landlord may claim from the Security Deposit those sums specified in this Article 21 above, and all of Landlord’s damages under this Lease and California law including, but not limited to, any damages accruing upon termination of this Lease under Section 1951.2 of the California Civil Code and/or those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

ARTICLE 22

SUBSTITUTION OF OTHER PREMISES

Landlord shall have the right to move Tenant to other space in the Project comparable to the Premises, and all terms hereof shall apply to the new space with equal force. In such event, Landlord shall give Tenant reasonable prior notice, shall provide Tenant, at Landlord’s sole cost and expense, including, without limitation, moving costs, costs for recabling and rewiring of Tenant’s data and telecommunications systems, costs of reconfiguring furniture and work stations to the new premises, costs for stationery and all labor and product costs associated therewith, with tenant improvements at least equal in quality to those in the Premises and shall move Tenant’s effects to the new space at Landlord’s sole cost and expense over a weekend at such time and in such manner as to inconvenience Tenant as little as reasonably practicable. Simultaneously with such relocation of the Premises, the parties shall immediately execute an amendment to this Lease stating the relocation of the Premises. If the relocated space is smaller than the Premises as it existed before the relocation, Base Rent and Additional Rent required under Sections 3.1 and 4.1 hereof shall be reduced proportionally. If the relocated space is larger than the Premises as it existed before the relocation, Base Rent acct Additional Rent as required under Sections 3.1 and 4.1 hereof shall remain in the same amount as for the Premises. Landlord shall not have the right to relocate the Premises more than one (1) time during the Lease term.

ARTICLE 23

SIGNS

Landlord shall provide initial suite entry signage (limited to one line) and add Tenant’s name to the building directory (limited to one line) at Landlord’s expense, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord’s Building standard signage program. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its reasonable discretion. Tenant shall have the right to place, hang or otherwise install during the Term, raised logo or decal signage within the Premises.

ARTICLE 24

COMPLIANCE WITH LAW

Tenant shall not do anything or suffer its agents, employees or contractors to do anything in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated, including, without limitation, the Americans with Disabilities Act of 1990 (as may be amended) (collectively, the “Laws”). At its sole cost and expense, Tenant shall promptly comply with all such Laws, including, without limitation, reimbursing Landlord for the making of any alterations and improvements to the Premises (as more particularly described below). Notwithstanding the foregoing to the contrary, Landlord shall be responsible, as part of Operating Expenses to the extent permitted under Article 4 above, for making all alterations to the Premises, Building and Project required by applicable Laws, including, but not limited to: (i) structural portions of the Premises and Building, but not including any Alterations installed by or at the request of Tenant (other than Landlord’s Work); and (ii) those portions of the Building and Project located outside the Premises; provided, however, Tenant shall reimburse Landlord, within ten (10) days after invoice, for the costs of any such improvements and alterations and other compliance costs to the extent necessitated by or resulting from (A) any Alterations installed by or on behalf of Tenant (other than Landlord’s Work), (B) the negligence or willful misconduct of Tenant or any Tenant Parties that is not covered by insurance obtained by Landlord and as to which the waiver of subrogation does not apply, and/or (C) Tenant’s specific manner of use of the Premises (as distinguished from general office use).

ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (ii) the highest rate permitted by applicable law. Notwithstanding the foregoing, before assessing a late charge or interest for the first time in any one (‘1) year period, Landlord shall provide Tenant written notice of the delinquency, and shall waive such late charge and interest if Tenant pays such delinquency within five (5) days thereafter.

ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1       Landlord’s Cure.  All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and, except in case of an emergency, such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2      Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (1) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 26_1; (ii) sums equal to all fosses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon one (1) business day prior notice to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or, during the last six (6) months of the Lease Term, tenants, or to current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of non-responsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building’s systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises to (A) at any reasonable time to perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein. Landlord and Landlord’s agents shall exercise reasonable efforts in connection with any entry (other than an entry pursuant to clause (B) above) to not impair Tenant’s operations more than reasonably necessary and shall comply with Tenant’s reasonable security measures to the extent Landlord has given prior written notice thereof.

ARTICLE 28

TENANT PARKING

 Commencing on the Lease Commencement Date, Tenant shall have the non-exclusive parking rights set forth in Section 10 of the Summary. Tenant hereby acknowledges and agrees that any or all of the parking facilities may be managed, maintained or operated from time to time by an independent parking facility operator (a “Parking Operator”) and not by Landlord, in which instance Landlord may delegate its responsibilities hereunder to any such Parking Operator and such Parking Operator shall have all the rights of control attributed hereby to Landlord. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the use of the parking facilities by Tenant. Tenant’s (and Tenant’s employees and invitees) continued right to use the parking is conditioned upon Tenant abiding by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facilities where such parking is located, including any sticker or other identification system established from time to time and Tenant not being in default beyond applicable notice and cure periods under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facilities at any time and to close-off or restrict access to the Project parking facilities from time to time for purposes of permitting or facilitating any such construction, alteration or improvements, provided the same do not, unless required in order to comply with laws, materially interfere with or reduce Tenant’s parking rights hereunder. The parking rights granted to Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant’s own personnel and any Permitted Transferee and such rights may not be otherwise transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval. Tenant may validate visitor parking by such method or methods as may be established from time to time, at the validation rate from time to time generally applicable to visitor parking. Landlord reserves the right, in its sole and absolute discretion, to separately identify by signs or other markings the area to which Tenant’s parking rights relate. Landlord shall have no obligation to monitor the use of the parking facilities, nor shall Landlord be responsible for any loss or damage to any vehicle or other property or for any injury to any person.

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1      Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.2       Attorneys’ Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’, experts’ and arbitrators’ fees and costs, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.3      No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant’s obligations under this Lease.

29.4      Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor

29.5      Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, provided the transferee assumes in writing all of Landlord’s obligations hereunder accruing after such transfer, Landlord shall automatically be released from all liability under this Lease accruing thereafter and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Cease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord far the performance of its obligations hereunder.

29.6       Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7       Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8      Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

29.9      Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

29.10     Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

29.11     Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12     No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

29.13     Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, and no other property of Landlord may be subject to levy, execution or after enforcement procedure for the satisfaction of Tenant’s remedies. No Landlord Parties (other than Landlord) shall have any liability therefor, and Tenant expressly waives and releases such liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.’13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future, members, partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for consequential damages or injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

29.14     Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified. deleted or added to except in writing signed by the parties hereto.

29.15     Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

29.16     Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, acts of terrorism, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant’s obligations under Articles 5 and 24 of this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.

29.17     Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

29.18     Notices. All notices, requests, demands, statements, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, and shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 11 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth in Section 12 of the Summary, or to such other places as Landlord may from time to time designate in a Notice to Tenant.

All Notices shall be given or made only in writing in the English language and shall be deemed to have been duly given:

(a)       upon delivery, or if delivery is rejected when delivery was attempted, of U.S. Certified Mail, properly addressed, postage prepaid with return receipt requested: or

(b)        upon delivery, or if delivery is rejected when delivery was attempted. when sent via overnight or express mail courier, properly addressed and postage prepaid; or

(c)        when delivered personally at the address set forth in the Summary, or to any agent of the party to whom notice is being given, or if delivery is rejected when delivery was attempted.

29.19     Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several. If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term “Tenant” as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

29.20     Authority. If Tenant is a corporation, trust, partnership or limited liability company, Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after Landlord’s request, deliver to Landlord satisfactory evidence of such authority and, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of formation and (ii) qualification to do business in California.

29.21     OFAC Compliance.

29.21.1   Tenant represents and warrants that, to its current actual knowledge, (a) Tenant and each person or entity owning an interest in Tenant is (i) not currently identified on the Specially Designated Nationals and Blocked Persons Listed maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), (c) no Embargoed Person has any interest of any nature whatsoever in Tenant (whether directly or indirectly), and (d) none of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law. The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 1J.S.C.A. § 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App_ 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law.

29.21.2   Tenant covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this Article are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or, have been breached, (c) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease and (d) at the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof

29.21.3   Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time prior to the expiration or earlier termination of the Lease shall constitute a material event of default under the Lease, and the Lease shall automatically terminate. Notwithstanding anything to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall constitute a material event of default under the Lease.

29.22     Governing Law; WAIVER OF TRIAL BY JURY. THIS LEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE. OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY. COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

29.23     Broker. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate broker specified in Section 13 of the Summary (the “Broker”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses. liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings by the indemnifying party with any real estate broker or agent, other than the Broker, occurring by, through, or under the indemnifying party.

29.24     Project Name and Signage. Landlord shall have the right at any time to change the name of the Project and to install, affix and maintain any and all signs on the exterior and on the interior of the Project as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the name of the Project or use pictures or illustrations of the Project in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.25     Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.

29.26     Transportation Management. Tenant shall fully comply with ail present or future government-mandated programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

29.27     No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

29.28   Communications and Computer Lines. Tenant may, at Tenant’s sole cost and expense. install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the “Lines”) at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines installed by Tenant and located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

29.29     Renovation of Project. Tenant acknowledges that portions of the Project may be under renovation following Tenant’s occupancy of the Premises, and that, in connection with such renovation, Landlord may erect scaffolding or other necessary structures, limit access to portions of the Project, or perform work which may result in noise, dust or debris. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such renovation. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from such renovation, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of all or any part of the Premises or of Tenant’s personal property or improvements resulting from such renovation or Landlord’s actions in connection therewith, or for any inconvenience or annoyance occasioned by such construction or Landlord’s actions. Notwithstanding the foregoing, any such renovations shall not unreasonably interfere with Tenant’s use of the Premises or Tenant’s parking rights and shall not materially increase the obligations or decrease the rights of Tenant under this Lease.

29.30     Office and Communications Services.

29.30.1   The Provider. Landlord has advised Tenant that certain office and communications services may be offered to tenants of the Building by a concessionaire under contract to Landlord (“Provider”). Tenant shall be permitted to contract with Provider for the provision of any or all of such services on such terms and conditions as Tenant and Provider may agree.

29.30.2  Other Terms. Tenant acknowledges and agrees that: (i) Landlord has made no warranty or representation to Tenant with respect to the availability of any such services, or the quality, reliability or suitability thereof; (ii) the Provider is not acting as the agent or representative of Landlord in the provision of such services, and Landlord shall have no liability or responsibility for any failure or inadequacy of such services, or any equipment or facilities used in the furnishing thereof, or any act or omission of Provider, or its agents, employees, representatives, officers or contractors; (iii) Landlord shall have no responsibility or liability for the installation, alteration, repair, maintenance, furnishing, operation, adjustment or removal of any such services, equipment or facilities; and (iv) any contract or other agreement between Tenant and Provider shall be independent of this Lease, the obligations of Tenant hereunder, and the rights of Landlord hereunder, and, without limiting the foregoing, no default or failure of Provider with respect to any such services, equipment or facilities, or under any contract or agreement relating thereto, shall have any effect on this Lease or give to Tenant any offset or defense to the full and timely performance of its obligations hereunder, or entitle Tenant to any abatement of rent or additional rent or any other payment required to be made by Tenant hereunder, or constitute any accrual or constructive eviction of Tenant, or otherwise give rise to any other claim of any nature against Landlord.

29.31     General. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant. but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease. Any deletion of language from this Lease prior to its execution by Landlord and Tenant shall not be construed to raise any presumption, canon of construction or implication, including, without limitation. any implication that the parties intended thereby to state the converse of the deleted language. The parties hereto acknowledge and agree that each has participated in the negotiation and drafting of this Lease; therefore, in the event of an ambiguity in, or dispute regarding the interpretation of, this Lease, the interpretation of this Lease shall not be resolved by any rule of, this Lease, the interpretation of this Lease shall not be resolved by any rule of interpretation providing for interpretation against the party who caused the uncertainty to exist or against the draftsman.

29.32     Certified Access Specialist Inspection Notification. Pursuant to California Civil Code § 1938, Landlord hereby states that the Premises have not undergone inspection by a Certified Access Specialist (CASp) (defined in California Civil Code § 55.52(a)(3)). Pursuant to Section 1938 of the California Civil Code, Landlord hereby provides the following notification to Tenant: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction related accessibility standards within the premises.” If Tenant requests to perform a CASp inspection of the Premises, Tenant shall, at its cost, retain a CASp reasonably approved by Landlord to perform the inspection of the Premises at a time agreed upon by the parties. Tenant shall provide Landlord with a copy of any report or certificate issued by the CASp (the “CASp Report”) and Tenant shall, at its cost, promptly complete any modifications necessary to correct violations of construction related accessibility standards identified in the CASp Report (other than with respect to Landlord’s Work), which modifications will be completed as an Alteration, notwithstanding anything to the contrary in this Lease. Tenant agrees to keep the information in the CASp Report confidential except as necessary for the Tenant to complete such modifications.

29.33     Intentionally omitted.

29.34     Financials. During the term of the Lease, annually upon Landlord’s request, Tenant shall provide Landlord with Tenant’s profit and loss statement and balance sheet. As long as such financial statements are marked “CONFIDENTIAL” in at least 12-point type, Landlord shall use its reasonable good faith efforts to keep any information disclosed in any financial statements (excluding publicly available financial statements) obtained from Tenant confidential and shall not disclose the information contained therein other than to carry out the purposes of this Lease; provided, however. Landlord shall incur no liability for the inadvertent disclosure of any such information. Landlord may divulge the contents of any financial statements in connection with any financing arrangement or sale of Landlord’s interest in the Project or in connection with any administrative or judicial proceedings.

29.35     Approvals. Whenever this Lease requires an approval, consent, determination or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent. determination or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the date first above written.

“Landlord”

REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation

	By:	/s/ Michael R. Pfeiffer
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

“Tenant”

FOUNT THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Stephen W. Kaldor
Name:	Stephen W. Kaldor
Title:	CEO & President

LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE

This Landlord's Consent to Assignment of Lease (“Agreement”), dated for reference purposes only as of February 21, 2020, is by and between REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company (“Landlord”), FOUNT THERAPEUTICS, LLC, a Delaware limited liability company (“Assignor”), and KINNATE BIOPHARMA INC., a Delaware corporation (“Assignee”), with reference to the following recitals:

RECITALS

A.          Landlord is the current holder of the landlord’s interest under that certain Office Lease dated May 2, 2018 (“Lease”).  The Lease provides that Landlord leases to Assignor that certain real property together with all improvements thereon and appurtenances thereunto belonging (“Premises”) commonly known as:

11975 El Camino Real, Suite 101
San Diego, CA 92130

B.          Assignor and Assignee entered into that certain Lease Assignment Agreement dated December 11, 2019 (the “Assignment”) and attached hereto as Exhibit A for reference purposes only.

C.          Subject to Sections 14.1 and 14.8 of the Lease, Assignor is obligated to obtain Landlord’s written consent prior to certain assignments of the Lease. Any transfer made without Landlord's prior written consent and in violation of the Lease shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under the Lease.

D.          Notwithstanding Tenant’s failure to obtain Landlord’s written consent for the Assignment, Landlord desires to grant its limited consent to said Assignment, subject to the terms and limitations herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.           The recitals set forth above are incorporated herein by reference.

2.           All capitalized terms used herein, unless otherwise defined, shall have the same meaning given in the Lease.

3.           By executing this Agreement, Assignor agrees that Landlord is not in default in the performance of the Lease, nor has Landlord committed any breach thereof, and Assignor has no claim against Landlord in connection with the Lease or the leasing, use, or operation of the Premises.

1

4.           Landlord hereby consents to the assignment of the Lease to Assignee subject to the terms and limitations herein (“Consent”).  Landlord's Consent herein shall not be construed to extend to any further assignment of the Lease or to any sublease of the Premises.

5.           Landlord’s Consent does not constitute approval by Landlord of any of the provisions of the Assignment between Assignor and Assignee; nor shall the same be construed to amend or modify the Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between Assignor and Assignee, but not binding Landlord, except as expressly provided for herein.

6.           The Consent granted hereby is limited to an assignment to the Assignee named herein and Landlord hereby expressly reserves its approval rights with respect to any assignment or sublease of the Premises pursuant to the terms of the Lease.

7.           The Assignment is, in all respects, subject and subordinate to the Lease, as the same may be amended.  Furthermore, in the case of any conflict between the provisions of this Agreement or the Lease and the provisions of the Assignment, as between Landlord and Assignor and Landlord and Assignee, the provisions of this Agreement or the Lease, as the case may be, shall prevail unaffected by the Assignment.

8.           The acceptance of rent by Landlord from Assignee or any other party shall not be deemed a waiver by Landlord of any provisions of the Lease or this Agreement.

9.           This Agreement shall neither release nor relieve Assignor of any obligation or liability arising under the terms of the Lease.  Assignor shall be and remain liable and responsible for the due keeping, performance and observance throughout the term of the Lease, of all of the covenants, agreements, terms, provisions and conditions therein set forth on the part of Tenant to be kept, performed and observed including, without limitation, its duty to pay Base Rent, Direct Expenses, utilities, insurance, or any other monetary obligations under the Lease.  Assignor acknowledges and agrees that Landlord may consent to subsequent assignments or modifications of the Lease without notifying Assignor or obtaining its consent, and any such action shall not relieve Assignor’s liability under the Lease.  Notwithstanding the foregoing, in the event the Lease Term is extended, Assignor shall be released from any obligation or liability arising under the terms of the Lease during the extended term.

10.         Notices to Tenant under the Lease shall be sent to Assignee at:

Kinnate Biopharma Inc.
Attn: Sailash Patel
11975 El Camino Real, Suite 101
San Diego, CA 92130
Phone Number: ***
Fax Number:
E-mail Address: ***

11.          Each party represents to the others that it has obtained any and all necessary consents and approvals to assign the Lease pursuant to this Agreement.

2

12.          The parties hereto represent and warrant that the persons executing this Agreement on behalf of Landlord, Assignor, and Assignee, respectively, have the right, power, legal capacity and authority to execute this Agreement and to bind the party for whom they are signing.

13.          The effective date of this Agreement shall be the date upon which this Agreement is last executed by Landlord, Assignor, and Assignee.

14.          This Agreement may be executed in multiple counterparts, and all counterparts shall together constitute one agreement binding upon all parties. Signatures scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of the Agreement, and shall have the same legal effect as original signatures.

15.          Landlord’s execution of this Agreement shall in no way be deemed a waiver of Landlord’s rights or remedies under the Lease with respect to any defaults (if any) by the Tenant under the Lease not specifically addressed in this Agreement.

Signatures appear on following page.

3

LANDLORD:
REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

	By:	/s/ Shannon Jensen

	Name:	Shannon Jensen

	Title:	Senior Vice President, Associate General Counsel & Assistant Secretary

	Date:	February 21, 2020

ASSIGNOR:
FOUNT THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Eric Murphy

Name:	Eric Murphy

Title:	Co-Founder

Date:	February 10, 2020

ASSIGNEE:
KINNATE BIOPHARMA INC., a Delaware corporation

By:	/s/ Stephen W. Kaldor

Name:	Stephen W. Kaldor

Title:	CEO and Co-Founder

Date:	February 10, 2020

4

Exhibit A

LEASE ASSIGNMENT AGREEMENT

THIS LEASE ASSIGNMENT AGREEMENT (“Assignment”) shall be effective as of December 11, 2019 (the “Effective Date”) and is made by and between Fount Therapeutics, LLC, a Delaware limited liability company (“Assignor”), and Kinnate Biopharma Inc., a Delaware corporation (“Assignee”).

This Assignment is made with reference to the following facts and circumstances:

1.           Realty Income Properties 14, LLC, as landlord (“Landlord”), and Assignor, as tenant, entered that certain Office Lease dated as of May 2, 2018 (the “Lease”), whereby Landlord leased to Assignor those certain premises (the “Premises”) described as (i) that certain three (3) story office building containing 55,378 rentable square feet of space located at 11975 El Camino Real, San Diego, California 92130 and known as Carmel Valley Centre I and (ii) 3,676 rentable square feet of space located on the first floor of the Building (as defined in the Lease) and commonly known as Suite 101, as set forth in Exhibit A to the Lease.  The Lease and all amendments thereto are attached hereto as Exhibit A.

2.           Assignor desires to assign to Assignee all of Assignor’s right, title and interest in, under and to the Lease, and Assignee desires to accept such assignment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

(a)          Assignment:  Assignor hereby assigns, transfers and conveys to Assignee, and Assignee hereby accepts, as of the Effective Date, all of Assignor’s right, title and interest in, under and to the Lease and the Premises.  Also effective as of the Effective Date, Assignee accepts this assignment and assumes and agrees to keep, perform and fulfill, as a direct obligation to Landlord and for the benefit of Assignor, all of the terms, covenants, conditions and obligations required to be kept, performed and fulfilled by the “Tenant” under the Lease from and after the Effective Date, including, without limitation, the making of all payments due to, or payable on behalf of, Landlord under the Lease which may become due and payable on or after the Effective Date and the performance of all repair, maintenance and restoration obligations of such Tenant with respect to the Premises from and after the Effective Date.

(b)          Security Deposit:  Assignor and Assignee acknowledge that Landlord currently holds a security deposit to be applied in accordance with the provisions of the Lease.  Without limiting the generality of Section 1 of this Assignment, Assignor hereby assigns to Assignee, as of the Effective Date, all of Assignor’s rights to such security deposit.  From and after the Effective Date, such security deposit shall be held by Landlord for the benefit of Assignee, subject to the provisions of the Lease.

1

(c)          Assignor’s Indemnity:  Assignor shall indemnify, defend, protect and hold harmless Assignee from and against any and all losses, costs (including, without limitation, reasonable attorneys’ fees), claims, liabilities and damages (collectively, “Claims”) arising from or relating to (i) the Premises and/or the Lease which Claims shall have accrued prior to the Effective Date, (ii) any event or condition that shall have occurred or existed on or with respect to the Lease and/or the Premises prior to the Effective Date, and (iii) Assignor’s breach of any of its representations or warranties under this Assignment and/or any obligations on Assignor’s part to be performed under the Lease.  The provisions of this paragraph shall survive the expiration or termination of the Lease and this Assignment.

(d)          Assignee’s Indemnity:  Except as otherwise provided in subsection (c) above Assignee shall indemnify, defend, protect and hold harmless Assignor from and against any and all Claims arising from or relating to (i) the Premises and/or the Lease that accrue on or after the Effective Date, (ii) any event or condition that occurs or exists on or with respect to the Lease and/or the Premises on or after the Effective Date, and (iii) Assignee’s breach of any obligations on Assignee’s part to be performed under the Lease.  The provisions of this paragraph shall survive the expiration or termination of the Lease and this Assignment.

(e)          Miscellaneous:  Assignor and Assignee shall execute and deliver such additional documents and take such additional actions as either may reasonably request to carry out the purposes of this Assignment.  This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.  If either party brings an action or legal proceeding with respect to this Assignment, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs.  All captions contained in this Assignment are for convenience of reference only and shall not affect the construction of this Assignment.  This Assignment may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same Assignment.  If any one or more of the provisions of this Assignment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  This Assignment shall be governed by the laws of California without reference to conflicts of laws principles.

2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment intending it to be effective as of the Effective Date.

ASSIGNOR:

FOUNT THERAPEUTICS, LLC.

By:	/s/ Eric Murphy

Title:	Co-Founder

Date:	December 11, 2019

ASSIGNEE:

KINNATE BIOPHARMA INC.

By:	/s/ Stephen W. Kaldor

Title:	CEO and Co-Founder

Date:	December 11, 2019

3

AMENDMENT NUMBER ONE TO

OFFICE LEASE

This Amendment Number One to Office Lease (“First Amendment”), dated May 5, 2020 for reference purposes only, is made by and between REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company (“Landlord”) and KINNATE BIOPHARMA INC., a Delaware corporation (“Tenant”) with reference to the following recitals.

RECITALS

A.	Landlord is the current holder of the landlord’s interest, and Tenant is the current holder of the tenant’s interest under that certain Office Lease dated May 2, 2018 (as assigned, the “Lease”).

B.	The Lease provides that Landlord leases to Tenant and Tenant leases from Landlord that certain property as depicted in Exhibit “A” of the Lease commonly known as:

11975 El Camino Real, Suite 101
San Diego, CA 92130

C.	The Lease Term is set to expire on June 30, 2020.

D.	Landlord and Tenant desire to extend the term of the Lease, and further desire to modify the Lease as more particularly set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1.	Recitals. The Recitals set forth above are incorporated herein by reference.

2.
Defined Terms. Initially capitalized terms not defined herein shall have the meanings given to them in the Lease. As of the effective date of this First Amendment, the term “Lease” shall mean the Lease as amended by this First Amendment.

3.
Option to Extend. Landlord and Tenant acknowledge that Tenant has elected not to exercise the Option granted in Section 2.3 of the Lease. Section 2.3 of the Lease is hereby deleted in its entirety. The Option Terms granted in Section 2.3 of the Lease are hereby terminated and shall be of no further force and effect.

1

4.
Extension of Lease Term. The Lease Term is hereby extended for a period of three (3) months, commencing on July 1, 2020 and continuing through and until September 30, 2020 (the “Extension Term”). All covenants, conditions, and provisions of the Lease shall be applicable during the Extension Term. The Base Rent payable during the Extension Term shall be the same as the Base Rent due during the calendar month immediately preceding the Extension Term.

5.
Condition of Premises. Tenant acknowledges that Tenant currently occupies the Premises and accepts the Premises and the Building in their “AS-IS” condition as of the execution date of this First Amendment, and, other than Landlord’s maintenance and repair obligations under the Lease, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that, except as expressly set forth in the Lease, Landlord has made no representation or warranty regarding the condition of the Premises or the Building with respect to the suitability of any of the foregoing for the conduct of Tenant's business.

6.	Tenant Acknowledgments.

a.
Tenant acknowledges that, to Tenant’s current actual knowledge, as of the execution date of this First Amendment, Landlord is not in default and no event or circumstance exists, which, with the passage of time, giving of notice, or both, would constitute a default.

b.
Tenant acknowledges that, to Tenant’s current actual knowledge, Landlord has completed all Landlord’s work, if any, required under the Lease and Landlord has no outstanding obligations to complete any work.

c.	Tenant acknowledges that, to Tenant’s current actual knowledge, Tenant is not owed or entitled to any payments, reimbursements, or allowances from Landlord.

7.
No Further Modifications. Except as specifically amended herein, all terms and conditions of the Lease shall remain in full force and effect. Landlord’s execution of this First Amendment shall in no way be deemed a waiver of Landlord’s rights or remedies under the Lease with respect to any defaults (if any) by Tenant not specifically addressed in this First Amendment.

8.	Effective Date. The effective date of this First Amendment shall be the date upon which this First Amendment is last executed by Landlord or Tenant.

9.
Counterparts. This First Amendment may be executed in multiple counterparts, and all counterparts shall together constitute one agreement binding upon all parties. Signatures scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of the First Amendment, and shall have the same legal effect as original signatures.

Signatures Follow.

2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment Number One to Office Lease as of the last date set forth below.

LANDLORD:			TENANT:

REALTY INCOME PROPERTIES 14, LLC a Delaware limited liability company			KINNATE BIOPHARMA INC., a Delaware corporation,

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member		By:	/s/ Mark Meltz
			Name:	Mark Meltz
			Title:	COO and General Counsel
			Date:	May 18, 2020

	By:	/s/ Lori Satterfield
	Name:	Lori Satterfield
	Title:	SVP, Associate General Counsel
	Date:	May 18, 2020

3

AMENDMENT NUMBER TWO TO

OFFICE LEASE

This Amendment Number Two to Office Lease (“Second Amendment”), dated August 26, 2020 for reference purposes only, is made by and between REALTY INCOME PROPERTIES 14, LLC, a Delaware limited liability company (“Landlord”) and KINNATE BIOPHARMA INC., a Delaware corporation (“Tenant”) with reference to the following recitals.

RECITALS

E.          Landlord is the current holder of the landlord’s interest, and Tenant is the current holder of the tenant’s interest under that certain Office Lease dated May 2, 2018 (as assigned and amended, the “Lease”).

F.          The Lease provides that Landlord leases to Tenant and Tenant leases from Landlord that certain property as depicted in Exhibit “A” of the Lease commonly known as:

11975 El Camino Real, Suite 101
San Diego, CA 92130

G.          The Lease Term is set to expire on September 30, 2020.

H.          Landlord and Tenant desire to extend the term of the Lease, and further desire to modify the Lease as more particularly set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

10.         Recitals. The Recitals set forth above are incorporated herein by reference.

11.         Defined Terms. Initially capitalized terms not defined herein shall have the meanings given to them in the Lease. As of the effective date of this Second Amendment, the term “Lease” shall mean the Lease as amended by this Second Amendment.

12.        Extension of Lease Term. The Lease Term is hereby extended for a period of three (3) months, commencing on October 1, 2020 and continuing through and until December 31, 2020 (the “Extension Term”). All covenants, conditions, and provisions of the Lease shall be applicable during the Extension Term. The Base Rent payable during the Extension Term shall be the same as the Base Rent due during the calendar month immediately preceding the Extension Term.

1

13.        No Further Modifications. Except as specifically amended herein, all terms and conditions of the Lease shall remain in full force and effect. Landlord’s execution of this Second Amendment shall in no way be deemed a waiver of Landlord’s rights or remedies under the Lease with respect to any defaults (if any) by Tenant not specifically addressed in this Second Amendment.

14.         Effective Date. The effective date of this Second Amendment shall be the date upon which this Second Amendment is last executed by Landlord or Tenant.

15.       Counterparts. This Second Amendment may be executed in multiple counterparts, and all counterparts shall together constitute one agreement binding upon all parties. Signatures scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of the Second Amendment, and shall have the same legal effect as original signatures.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment Number One to Office Lease as of the last date set forth below.

LANDLORD:			TENANT:

REALTY INCOME PROPERTIES 14, LLC a Delaware limited liability company			KINNATE BIOPHARMA INC., a Delaware corporation,

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member		By:	/s/ Mark Meltz
			Name:	Mark Meltz
			Title:	COO and General Counsel
			Date:	August 31, 2020

	By:	/s/ Shannon Jensen
	Name:	Shannon Jensen
	Title:	Senior Vice President, Associate General Counsel & Assistant Secretary
	Date:	August 31, 2020

2